Liquidity and Going Concern Uncertainties	6 Months Ended
Jun. 30, 2023
Liquidity and Going Concern Uncertainties [Abstract]
LIQUIDITY AND GOING CONCERN UNCERTAINTIES

2. LIQUIDITY AND GOING CONCERN UNCERTAINTIES

The Group’s principal sources of liquidity have been cash generated from financing and operating activities. As of June 30, 2023, the Group had RMB495 (US$68) of cash and cash equivalents and a working capital deficit of RMB34,148 (US$4,710). For the six months ended June 30, 2023, the Group incurred a loss from continuing operations of RMB43,460(US$5,993). For the six months ended June 30, 2023, net cash used in continuing operating activities was RMB35,609 (US$4,910). The above-mentioned facts raise substantial doubt about the Group’s ability to continue as a going concern. In assessing its liquidity, management monitors and analyzes the Group’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. With respect to capital funding requirements, the Group budgeted capital spending based on ongoing assessments of needs to maintain adequate cash. The Group intends to finance its future working capital requirements and capital expenditures from financing activities until the Group’s operating activities generate positive cash flows, if ever. Management expects continued capital financing through debt or equity issuances to support its working capital requirements.

On September 25, 2023, the Company entered into an agreement with an institutional investor to purchase up to US$2,000 of convertible notes, the convertible notes will be sold in two tranches (i) US$400 (original principal amount) of convertible notes, Series C warrants to purchase 258,065 ADSs (or 5,161,300 Class A ordinary shares) at an exercise price equal to 125% of the lower of (a) $1.86 and (b) the lowest daily volume-weighted average price (“VWAP”) for the 10 trading days prior to the exercise date and Series D warrants to purchase up to 283,688 ADSs (or 5,673,760 Class A ordinary shares) at an exercise price equal to the lower of (x) $1.41 and (y) 75.83% of the lowest daily VWAP for the ten (10) trading days immediately prior to the exercise date, subject to adjustment, and (ii) US$1,600 (original principal amount) of convertible notes, 20,645,160 Series C warrants and 22,695,040 Series D warrants. The Company received the first payment of RMB1,697(US$234) from this offering, excluding related financing costs.

The Group can make no assurances that required financings will be available for the amounts needed, or on terms commercially acceptable to the Group, if at all. If one or all of these events does not occur or subsequent capital raises are insufficient to bridge financial and liquidity shortfall, there would likely be a material adverse effect on the Group and its financial statements.

The unaudited condensed consolidated financial statements have been prepared assuming that the Group will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty.